Exhibit 99.1

NEWS

Contacts:

Media	Investors
Jim Gill	Robert J. Marshall Jr.
574-371-1984	574-371-8042
james.gill@zimmer.com	robert.marshall@zimmer.com

Zimmer Holdings, Inc. Reports Fourth Quarter and 2013 Financial Results

•	Net Sales of $1.24 billion for the fourth quarter represent an increase of 5.1% reported over the prior year period, an increase of 6.6% constant currency

•	Diluted EPS for the fourth quarter were $1.36 reported, an increase of 54.5% over the prior year period, and $1.66 adjusted, an increase of 9.9% over the prior year period

•	Net Sales of $4.62 billion for the full year represent an increase of 3.4% reported over the prior year, an increase of 4.9% constant currency

•	Diluted EPS for the full year were $4.43 reported, an increase of 3.3% over the prior year, and $5.75 adjusted, an increase of 8.5% over the prior year

•	The Company provides sales and earnings guidance for 2014

(WARSAW, IN) January 30, 2014—Zimmer Holdings, Inc. (NYSE and SIX: ZMH) today reported financial results for the quarter and year ended December 31, 2013. The Company reported fourth quarter net sales of $1.24 billion, an increase of 5.1% reported and 6.6% constant currency over the fourth quarter of 2012. Diluted earnings per share for the quarter were $1.36 reported and $1.66 adjusted, an increase of 9.9% adjusted over the prior year period. Full year net sales were $4.62 billion, an increase of 3.4% reported and 4.9% constant currency over the prior year. Diluted earnings per share for the year were $4.43 reported and $5.75 adjusted, an increase of 8.5% adjusted over the prior year.

“In the fourth quarter, Zimmer continued to deliver accelerated top line growth. These strong results were led by the successful commercialization of a number of innovative new offerings, including Persona® The Personalized Knee System and its accompanying suite of next-generation intelligent instruments,” said David Dvorak, Zimmer President and CEO. “Zimmer will remain focused on developing clinically relevant solutions to better serve the evolving global healthcare landscape. We are confident that our strategy positions the Company for continued growth in 2014 and beyond, in concert with our ongoing commitments to quality and operational excellence and disciplined capital management.”

Net earnings for the fourth quarter were $235.9 million on a reported basis and $288.6 million on an adjusted basis, an increase of 9.5% adjusted over the prior year period. Operating cash flow for the fourth quarter was $300.2 million. Net earnings for the full year 2013 were $761.0 million on a reported basis and $988.4 million on an adjusted basis, an increase of 6.0% adjusted over the prior year. Operating cash flow for the full year was $963.1 million.

In the quarter, the Company recorded pre-tax charges of $61.2 million in special items and $12.8 million in cost of products sold pertaining to global restructuring, quality and operational excellence initiatives, certain litigation and recent acquisitions. Adjusted fourth quarter 2013 figures in this release exclude the impact of these charges, which include $40.0 million related to quality and operational excellence initiatives in manufacturing, logistics and sales; $14.5 million connected with certain outstanding litigation matters; and $19.5 million in integration and other costs.

During the quarter, the Company utilized $240.6 million of cash to acquire 2.7 million shares. For the full year 2013, the Company utilized $718.8 million of cash to acquire 9.1 million shares. The Company issued 7.4 million shares during the year in connection with employee equity compensation plans, resulting in a net reduction of 1.7 million shares outstanding for the year. Further, the Company paid $34.0 million in cash dividends to stockholders during the quarter and $132.4 million in cash dividends for the full year 2013.

Guidance

The Company expects full-year revenues for 2014 to increase between 3.0% and 5.0% on a constant currency basis. The Company estimates that foreign currency translation will decrease revenues by approximately 0.5% for the full year 2014, resulting in reported revenue growth between 2.5% and 4.5%. Full-year 2014 diluted earnings per share are projected to be in a range of $5.00 to $5.20 on a reported basis and $6.10 to $6.30 on an adjusted basis.

Conference Call

The Company will conduct its fourth quarter 2013 investor conference call today, January 30, 2014, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the call.

Individuals who wish to dial into the conference call may do so at (888) 878-3901. International callers should dial (706) 634-9520. Conference ID 31500984 may be used to access the call. A digital recording will be available two hours after the completion of the conference call from January 30, 2014, to February 28, 2014. To access the recording, US/Canada callers should dial (855) 859-2056 or (800) 585-8367, or for International callers, dial (404) 537-3406, and enter the conference ID 31500984.

Sales Tables

The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and full year on both a reported and constant currency basis.

NET SALES - THREE MONTHS ENDED DECEMBER 31, 2013

(in millions, unaudited)

	Net Sales	Reported % Change	Constant Currency % Change
Geographic Segments
Americas	$692	7%	8%
Europe	343	5	2
Asia Pacific	206	(2)	10

Total	1,241	5	7
Product Categories
Reconstructive
Americas	508	8	8
Europe	269	7	4
Asia Pacific	151	(4)	8

Total	928	6	7
Knees
Americas	308	10	11
Europe	136	10	7
Asia Pacific	79	(1)	10

Total	523	8	10
Hips
Americas	162	4	4
Europe	123	2	(1)
Asia Pacific	68	(7)	6

Total	353	1	3
Extremities	52	11	11
Dental	63	3	2
Trauma	81	(4)	(1)
Spine	53	(2)	(2)
Surgical and other	116	13	16

Certain product sales have been reclassified from the Surgical and other category to Knees. Prior year amounts have been reclassified to conform to the 2013 presentation. Further information is available at www.investor.zimmer.com.

NET SALES - YEAR ENDED DECEMBER 31, 2013

(in millions, unaudited)

	Net Sales	Reported % Change	Constant Currency % Change
Geographic Segments
Americas	$2,620	6%	6%
Europe	1,212	3	1
Asia Pacific	791	(3)	7

Total	4,623	3	5
Product Categories
Reconstructive
Americas	1,904	5	5
Europe	947	3	1
Asia Pacific	583	(4)	6

Total	3,434	3	4
Knees
Americas	1,136	5	5
Europe	468	5	3
Asia Pacific	306	(1)	8

Total	1,910	4	5
Hips
Americas	621	2	3
Europe	445	—	(2)
Asia Pacific	264	(9)	2

Total	1,330	(1)	1
Extremities	194	11	12
Dental	239	1	—
Trauma	316	2	5
Spine	202	(3)	(3)
Surgical and other	432	18	21

Certain product sales have been reclassified from the Surgical and other category to Knees. Prior year amounts have been reclassified to conform to the 2013 presentation. Further information is available at www.investor.zimmer.com.

About the Company

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2013 sales were approximately $4.6 billion. The Company is supported by the efforts of more than 9,000 employees worldwide.

###

Website Information

We routinely post important information for investors on our website, www.zimmer.com, in the “Investor Relations” section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Note on Non-GAAP Financial Measures

As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up and other inventory and manufacturing related charges, certain claims, special items, goodwill impairment and certain tax adjustments. Included in special items are acquisition and integration costs and asset impairment charges related to prior acquisitions as well as employee termination benefits, consulting and professional fees, certain litigation matters, dedicated personnel expenses, certain contract terminations and asset impairment charges connected with global restructuring and operational excellence initiatives. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.

Zimmer Safe Harbor Statement

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: the success of our quality and operational excellence initiatives; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; the impact of healthcare reform measures, including the impact of the U.S. excise tax on medical devices, reductions in reimbursement levels by third-party payors and cost containment efforts of healthcare purchasing organizations; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration (FDA) and foreign government regulators, such as more stringent requirements for regulatory clearance of our products; our ability to remediate matters identified in any inspectional observations or warning letters issued by the FDA; changes in tax obligations arising from tax reform measures or examinations by tax authorities; product liability and intellectual property litigation losses; our ability to retain the independent agents and distributors who market our products; our dependence on a limited number of suppliers for key raw materials and outsourced activities; changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the impact of the ongoing economic uncertainty affecting countries in the Euro zone on our ability to collect accounts receivable in affected countries. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

###

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2013 and 2012

(in millions, except per share amounts, unaudited)

	2013	2012
Net Sales	$1,240.7	$1,180.5
Cost of products sold	340.8	298.9

Gross Profit	899.9	881.6

Research and development	46.4	55.3
Selling, general and administrative	477.0	460.5
Goodwill impairment	—	96.0
Certain claims	—	15.0
Special items	61.2	54.3

Operating expenses	584.6	681.1

Operating Profit	315.3	200.5
Interest income	4.2	4.9
Interest expense	(16.5)	(18.9)

Earnings before income taxes	303.0	186.5
Provision for income taxes	67.6	34.2

Net earnings	235.4	152.3
Less: Net loss attributable to noncontrolling interest	(0.5)	(0.5)

Net Earnings of Zimmer Holdings, Inc.	$235.9	$152.8

Earnings Per Common Share
Basic	$1.38	$0.88
Diluted	$1.36	$0.88
Weighted Average Common Shares Outstanding
Basic	170.7	172.8
Diluted	173.5	174.1
Cash dividends declared per common share	$0.20	$0.18

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE YEAR ENDED DECEMBER 31, 2013 and 2012

(in millions, except per share amounts, unaudited)

	2013	2012
Net Sales	$4,623.4	$4,471.7
Cost of products sold	1,286.1	1,125.2

Gross Profit	3,337.3	3,346.5

Research and development	204.2	225.6
Selling, general and administrative	1,833.8	1,807.1
Goodwill impairment	—	96.0
Certain claims	47.0	15.0
Special items	216.7	155.4

Operating expenses	2,301.7	2,299.1

Operating Profit	1,035.6	1,047.4
Interest income	15.6	15.6
Interest expense	(70.1)	(72.9)

Earnings before income taxes	981.1	990.1
Provision for income taxes	221.9	237.2

Net earnings	759.2	752.9
Less: Net loss attributable to noncontrolling interest	(1.8)	(2.1)

Net Earnings of Zimmer Holdings, Inc.	$761.0	$755.0

Earnings Per Common Share
Basic	$4.49	$4.32
Diluted	$4.43	$4.29
Weighted Average Common Shares Outstanding
Basic	169.6	174.9
Diluted	171.8	176.0
Cash dividends declared per common share	$0.80	$0.54

ZIMMER HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	December 31,	December 31,
	2013	2012
Assets
Current Assets:
Cash and cash equivalents	$1,080.6	$884.3
Short-term investments	727.0	671.6
Receivables, net	936.6	884.6
Inventories	1,074.5	995.3
Other current assets	379.0	272.9

Total current assets	4,197.7	3,708.7
Property, plant and equipment, net	1,224.7	1,210.7
Goodwill	2,611.2	2,571.8
Intangible assets, net	707.7	740.7
Other assets	839.3	780.5

Total Assets	$9,580.6	$9,012.4

Liabilities and Stockholders’ Equity
Current liabilities	$1,031.1	$765.9
Short-term debt	0.5	100.1
Other long-term liabilities	576.6	559.3
Long-term debt	1,672.3	1,720.8
Stockholders’ equity	6,300.1	5,866.3

Total Liabilities and Stockholders’ Equity	$9,580.6	$9,012.4

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2013 and 2012

(in millions, unaudited)

	2013	2012
Cash flows provided by (used in) operating activities
Net earnings	$759.2	$752.9
Depreciation and amortization	358.5	363.1
Goodwill impairment	—	96.0
Share-based compensation	48.5	55.0
Income tax benefits from employee stock compensation plans	38.4	11.0
Excess income tax benefits from employee stock compensation plans	(8.6)	(2.7)
Inventory step-up	8.0	4.8
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	(29.4)	(5.6)
Receivables	(74.3)	(45.5)
Inventories	(128.4)	(67.5)
Accounts payable and accrued expenses	38.3	47.8
Other assets and liabilities	(47.1)	(57.4)

Net cash provided by operating activities	963.1	1,151.9

Cash flows provided by (used in) investing activities
Additions to instruments	(192.9)	(148.9)
Additions to other property, plant and equipment	(100.0)	(114.7)
Purchases of investments	(732.7)	(1,130.1)
Sales of investments	830.8	878.5
Investments in other assets	(87.7)	(76.9)

Net cash used in investing activities	(282.5)	(592.1)

Cash flows provided by (used in) financing activities
Net payments under revolving credit facilities	(97.5)	(50.1)
Proceeds from term loans	—	147.3
Dividends paid to stockholders	(132.4)	(94.4)
Proceeds from employee stock compensation plans	474.8	46.9
Excess income tax benefits from employee stock compensation plans	8.6	2.7
Debt issuance costs	—	(3.3)
Purchase of additional shares from noncontrolling interest	(1.8)	—
Repurchase of common stock	(719.0)	(485.6)

Net cash used in financing activities	(467.3)	(436.5)

Effect of exchange rates on cash and cash equivalents	(17.0)	(7.3)

Increase in cash and cash equivalents	196.3	116.0
Cash and cash equivalents, beginning of period	884.3	768.3

Cash and cash equivalents, end of period	$1,080.6	$884.3

ZIMMER HOLDINGS, INC.

NET SALES BY GEOGRAPHIC SEGMENT

FOR THE THREE MONTHS and YEAR ENDED DECEMBER 31, 2013 and 2012

(in millions, unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2013	2012	% Inc/(Dec)	2013	2012	% Inc/ (Dec)
Americas	$692.1	$644.1	7%	$2,619.8	$2,476.3	6%
Europe	342.6	325.8	5	1,212.6	1,177.4	3
Asia Pacific	206.0	210.6	(2)	791.0	818.0	(3)

Total	$1,240.7	$1,180.5	5	$4,623.4	$4,471.7	3

ZIMMER HOLDINGS, INC.

NET SALES BY PRODUCT CATEGORY

FOR THE THREE MONTHS and YEAR ENDED DECEMBER 31, 2013 and 2012

(in millions, unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2013	2012	% Inc/(Dec)	2013	2012	% Inc/(Dec)
Reconstructive
Knees	$523.4	$483.0	8%	$1,909.9	$1,833.8	4%
Hips	353.0	349.0	1	1,330.5	1,342.0	(1)
Extremities	51.9	46.8	11	193.8	173.8	11

	928.3	878.8	6	3,434.2	3,349.6	3
Dental	63.1	61.3	3	239.3	237.7	1
Trauma	81.0	84.0	(4)	315.6	307.9	2
Spine	52.4	53.5	(2)	202.3	208.9	(3)
Surgical and other	115.9	102.9	13	432.0	367.6	18

Total	$1,240.7	$1,180.5	5	$4,623.4	$4,471.7	3

ZIMMER HOLDINGS, INC.

RECONCILIATION OF REPORTED % GROWTH TO

CONSTANT CURRENCY % GROWTH

(unaudited)

	For the Three Months Ended
	December 31, 2013
		Foreign	Constant
	Reported	Exchange	Currency
	% Change	Impact	% Change
Geographic Segments
Americas	7%	(1)%	8%
Europe	5	3	2
Asia Pacific	(2)	(12)	10
Total	5	(2)	7
Product Categories
Reconstructive
Americas	8	—	8
Europe	7	3	4
Asia Pacific	(4)	(12)	8
Total	6	(1)	7
Knees
Americas	10	(1)	11
Europe	10	3	7
Asia Pacific	(1)	(11)	10
Total	8	(2)	10
Hips
Americas	4	—	4
Europe	2	3	(1)
Asia Pacific	(7)	(13)	6
Total	1	(2)	3
Extremities	11	—	11
Dental	3	1	2
Trauma	(4)	(3)	(1)
Spine	(2)	—	(2)
Surgical and other	13	(3)	16

ZIMMER HOLDINGS, INC.

RECONCILIATION OF REPORTED % GROWTH TO

CONSTANT CURRENCY % GROWTH

(unaudited)

	For the Year Ended
	December 31, 2013
		Foreign	Constant
	Reported	Exchange	Currency
	% Change	Impact	% Change
Geographic Segments
Americas	6%	—%	6%
Europe	3	2	1
Asia Pacific	(3)	(10)	7
Total	3	(2)	5
Product Categories
Reconstructive
Americas	5	—	5
Europe	3	2	1
Asia Pacific	(4)	(10)	6
Total	3	(1)	4
Knees
Americas	5	—	5
Europe	5	2	3
Asia Pacific	(1)	(9)	8
Total	4	(1)	5
Hips
Americas	2	(1)	3
Europe	—	2	(2)
Asia Pacific	(9)	(11)	2
Total	(1)	(2)	1
Extremities	11	(1)	12
Dental	1	1	—
Trauma	2	(3)	5
Spine	(3)	—	(3)
Surgical and other	18	(3)	21

ZIMMER HOLDINGS, INC.

Reconciliation of Net Earnings and Adjusted Net Earnings

For the Three Months Ended December 31, 2013 and 2012

(in millions, unaudited)

	Three Months
	Ended December 31,
	2013	2012
Net Earnings of Zimmer Holdings, Inc.	$235.9	$152.8
Inventory step-up and other inventory and manufacturing related charges	12.8	2.3
Goodwill impairment	—	96.0
Certain claims	—	15.0
Special items	61.2	54.3
Taxes on above items*	(21.3)	(56.9)

Adjusted Net Earnings	$288.6	$263.5

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Net Earnings and Adjusted Net Earnings

For the Year Ended December 31, 2013 and 2012

(in millions, unaudited)

	Year
	Ended December 31,
	2013	2012
Net Earnings of Zimmer Holdings, Inc.	$761.0	$755.0
Inventory step-up and other inventory and manufacturing related charges	70.5	4.8
Goodwill impairment	—	96.0
Certain claims	47.0	15.0
Special items	216.7	155.4
Taxes on above items*	(106.8)	(93.7)

Adjusted Net Earnings	$988.4	$932.5

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Diluted EPS and Adjusted Diluted EPS

For the Three Months Ended December 31, 2013 and 2012

(unaudited)

	Three Months
	Ended December 31,
	2013	2012
Diluted EPS	$1.36	$0.88
Inventory step-up and other inventory and manufacturing related charges	0.07	0.01
Goodwill impairment	—	0.55
Certain claims	—	0.09
Special items	0.35	0.31
Taxes on above items*	(0.12)	(0.33)

Adjusted Diluted EPS	$1.66	$1.51

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Diluted EPS and Adjusted Diluted EPS

For the Year Ended December 31, 2013 and 2012

(unaudited)

	Year
	Ended December 31,
	2013	2012
Diluted EPS	$4.43	$4.29
Inventory step-up and other inventory and manufacturing related charges	0.41	0.03
Goodwill impairment	—	0.54
Certain claims	0.27	0.09
Special items	1.26	0.88
Taxes on above items*	(0.62)	(0.53)

Adjusted Diluted EPS	$5.75	$5.30

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of 2014 Projected Diluted EPS

and Projected Adjusted Diluted EPS

(unaudited)

	Low	High
Projected Year Ended December 31, 2014:
Diluted EPS	$5.00	$5.20
Inventory step-up and other inventory and manufacturing related charges and special items	1.48	1.48
Taxes on above items*	(0.38)	(0.38)

Adjusted Diluted EPS	$6.10	$6.30

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items are projected to be incurred.